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Exhibit 21.1

SCHEDULE OF SUBSIDIARIES
(in alphabetical order)

WHOLLY OWNED SUBSIDIARIES OF THE COMPANY

1588153 Ontario Limited, an Ontario corporation
4444582 Canada Inc., a Canada corporation
9106-6001 Quebec Inc., a Quebec corporation
AKH Holdings LLC, a Delaware corporation
AMG Boston Holdings, LLC, a Delaware limited liability company
AMG Canada Corp., a Nova Scotia corporation
AMG Canada Holdings LLC, a Delaware limited liability company
AMG Genesis, LLC, a Delaware limited liability company
AMG London Holdings Corp., a Delaware corporation
AMG New York Holdings Corp., a Delaware corporation
AMG Northeast Holdings, Inc., a Delaware corporation
AMG Northeast Investment Corp., a Delaware corporation
AMG PA Holdings Partnership, a Delaware general partnership
AMG Properties LLC, a Delaware limited liability company
AMG/FAMI Investment Corp., a Nova Scotia corporation
AMG/Midwest Holdings, Inc., a Delaware corporation
AMG/Midwest Holdings, LLC, a Delaware limited liability company
AMG/North America Holding Corp., a Delaware corporation
AMG/TBC Holdings, Inc., a Delaware corporation
Affiliated Managers Group Limited, a U.K. corporation
Affiliated Managers Group Pty Ltd, an Australia corporation
Arrow Acquisition LLC, a Delaware corporation
BMCM Acquisition, LLC, a Delaware limited liability company
Catalyst Acquisition II, Inc., a Delaware corporation
Chicago Acquisition, LLC, a Delaware limited liability company
Cinegate Financial Services Inc., an Ontario corporation
Cinegate Production Management Services 2001 Inc., a Canada corporation
El-Train Acquisition LLC, a Delaware limited liability company
FA (DE) Acquisition Company, LLC, a Delaware limited liability company
FA (WY) Acquisition Company, Inc. a Delaware corporation
FCMC Holdings LLC, a Delaware limited liability company
FIAMI Production Management Services 2001 Inc., a Canada corporation
First Asset Capital Management (III) Inc., an Ontario corporation
First Asset Resources Inc., an Ontario corporation
First Quadrant Corp., a New Jersey corporation
First Quadrant Holdings, LLC, a Delaware limited liability company
HWL Holdings Corp., a Delaware corporation
Manor LLC, a Delaware limited liability company
Prides Crossing Holdings LLC, a Delaware limited liability company
Quartet Capital Corporation, an Ontario corporation
Red Mile Syndication Inc., an Ontario corporation
Suite 3000 Holdings, Inc., a Delaware corporation
TimesSquare Manager Member, LLC, a Delaware limited liability company
Titan NJ GP Holdings, Inc., a Delaware corporation
Titan NJ LP Holdings, LLC, a Delaware limited liability company
TMF Corp., a Delaware corporation

Topspin Acquisition, LLC a Delaware limited liability company
Welch & Forbes, Inc., a Massachusetts corporation

ENTITIES THAT ARE NOT WHOLLY-OWNED AND IN WHICH THE COMPANY HAS A MAJORITY INTEREST (DIRECT AND INDIRECT)

Arrow Bidco Limited, a U.K. corporation
Chicago Equity Partners, LLC, a Delaware limited liability company
Essex Investment Management Company, LLC, a Delaware limited liability company
First Quadrant, L.P., a Delaware limited partnership
Foyston Gordon & Payne Inc., a Canada corporation
Friess Associates of Delaware, LLC, a Delaware limited liability company
Friess Associates, LLC, a Delaware limited liability company
Frontier Capital Management Company, LLC, a Delaware limited liability company
Gannett Welsh & Kotler, LLC, a Delaware limited liability company
Genesis Asset Managers, LLP, a Delaware limited liability partnership
Genesis Investment Management, LLP, a UK limited liability partnership
Harding Loevner L.P., a Delaware limited partnership
J.M. Hartwell Limited Partnership, a Delaware limited partnership
Managers Distributors, Inc., a Delaware corporation
Managers Investment Group LLC, a Delaware limited liability company
M.J. Whitman LLC, a Delaware limited liability company
New GAML Holdco, Ltd., a Cayman Islands corporation
New Millennium Venture Partners Inc., an Ontario corporation
Private Debt LLC, a Delaware limited liability company
Systematic Financial Management, L.P., a Delaware limited partnership
The Renaissance Group LLC, a Delaware limited liability company
Third Avenue Holdings Delaware LLC, a Delaware limited liability company
Third Avenue Management LLC, a Delaware limited liability company
TimesSquare Capital Management, LLC, a Delaware limited liability company
Tweedy, Browne Company LLC, a Delaware limited liability company
Welch & Forbes LLC, a Delaware limited liability company

ENTITIES IN WHICH THE COMPANY HAS A MINORITY INVESTMENT (DIRECT AND INDIRECT)

AQR Capital Management Holdings, LLC, a Delaware limited liability corporation
AQR Capital Management II, LLC, a Delaware limited liability corporation
AQR Capital Management, LLC, a Delaware limited liability corporation
Beutel, Goodman & Company Ltd., a Canada corporation
BlueMountain Capital Management, LLC, a Delaware limited liability company
BlueMountain GP Holdings, LLC, a Delaware limited liability company
Davis Hamilton Jackson & Associates, L.P., a Delaware limited partnership
Deans Knight Capital Management Ltd., a Canada corporation
DFD Select Group Limited, a Guernsey corporation
DFD Select Group Management (Ireland) Limited, an Ireland corporation
DFD Select Group, LLC, a New York limited liability company
DFD Select Group, S.A.R.L., a Paris, France corporation
Louisbourg Investments Inc., a New Brunswick corporation
MBI Acquisition Corp., a Canada corporation
Montrusco Bolton Focus Global Fund Inc., a Cayman Islands corporation
Montrusco Bolton Inc., a Canada corporation
Montrusco Bolton Investments Inc., a Canada corporation
ValueAct Holdings, L.P., a Delaware limited partnership
ValueAct Holdings GP, LLC, a Delaware limited liability company

ValueAct Capital Management, L.P., a Delaware limited partnership
ValueAct Capital Management, LLC, a Delaware limited liability company
VA Partners I, LLC, a Delaware limited liability company
VA Partners III, LLC, a Delaware limited liability company
Wilshire Financial Services Inc., an Alberta corporation

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  Exhibit 21.1